Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents.
Cash and cash equivalents

C3. Cash and cash equivalents

Cash and cash equivalents include cash in hand, short-term bank deposits, and other short-term, highly liquid investments with original maturities of three months or less (and subject to insignificant changes in value). In the cash flow statement, cash and cash equivalents are shown net of bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities on the balance sheet.

Cash at bank and in hand includes $25m (2024: $20m) of restricted cash. This cash is held in respect of specific contracts and can only be utilised in line with terms under the contractual arrangements.

Cash at bank and in hand also includes $99m (2024: $89m) of cash held in countries with foreign exchange regulations. This cash is repatriated to the UK where possible, if not required for operational purposes in country.

Fair value is equal to carrying value for all cash and cash equivalents.

	Gross amounts	Gross amounts
	2025	2024
	$m	$m
Cash at bank and in hand	1,390	997
Money market funds	144	30
Short-term bank deposits	785	131
Cash and cash equivalents in the Consolidated Balance Sheet	2,319	1,158
Bank overdraft	(730)	(691)
Cash and cash equivalents in the Consolidated Cash Flow Statement	1,589	467

As far as it is practical to do so, cash balances are held centrally and are used first to repay borrowings under the Group’s banking facilities before being placed on deposit.